                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               August 27, 1997
              (Date of Report (Date of earliest event reported))



                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-21496               36-3498354
 (State or other jurisdiction of        (Commission          (I.R.S. Employer
  incorporation or organization)        File Number)         Identification No.)


                507 West Tenth Street, West Point, Georgia 31833
               (Address of principal executive offices) (Zip Code)


                                 (706) 645-4000
              (Registrant's telephone number, including area code)

ITEM 2:     ACQUISITION OR DISPOSITION OF ASSETS

         Effective August 27, 1997, WestPoint Stevens Inc. (the "Company") sold 100% of the stock of a wholly-owned indirect subsidiary, AIH Inc. which owned 100% of the stock of Alamac Knit Fabrics, Inc. and a sister corporation Alamac Enterprises Inc. (collectively "Alamac"). Total cash consideration for the stock transaction was $126,000,000 with the Company retaining approximately $42,500,000 in Alamac accounts receivable and a yarn mill located in Whitmire, South Carolina which had been operated by Alamac prior to the stock sale. The purchase price is subject to post closing adjustments relating to certain changes in working capital and pension assets and liabilities from December 31, 1996. Operation of the Whitmire facility has been transferred to the Company's Home Fashions business. The Company has utilized approximately $81 million of the proceeds from the sale of Alamac to reduce the outstanding balance under its Senior Credit Facility and plans to use approximately $29 million of the remaining net proceeds from the sale to repurchase shares of its outstanding common stock under its previously announced stock repurchase program. Alamac manufactures and sells knit apparel fabrics. The purchaser of Alamac is Dyersburg Corporation, a Tennessee corporation, which manufactures various knit fabric products.

ITEM 7:     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

         (b)Pro Forma Information

            Unaudited Pro Forma Condensed Consolidated Financial Statements

            Unaudited Pro Forma Condensed Consolidated Balance Sheet - June 30, 1997

            Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

            Unaudited Pro Forma Condensed Consolidated Statement of Income - Six Months Ended June 30, 1997

            Unaudited Pro Forma Condensed Consolidated Statement of Income - Year Ended December 31, 1996

            Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

                        UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1997 and the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1996 and the six months ended June 30, 1997 (the "Pro Forma Financial Statements") are derived from the WestPoint Stevens Inc. consolidated balance sheet as of June 30, 1997 and its consolidated income statements for the year ended December 31, 1996 and the six months ended June 30, 1997.

The Pro Forma Financial Statements give effect to the sale of the Company's Alamac Knit Fabrics subsidiary to Dyersburg Corporation for a sales price of approximately $126 million, subject to a final adjustment calculation. The Pro Forma Financial Statements give effect to the sale as if it had occurred on June 30, 1997 in the case of the balance sheet and on January 1, 1996 in the case of the statements of income.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements do not purport to represent what the Company's results of operations or financial position would actually have been had the transaction in fact occurred on such dates or to project results of operations for or at any future period or date.

The net proceeds from the disposition reflected herein is subject to revision when additional information becomes available. However, the Company does not expect that the final disposition amounts will differ materially from those set forth herein.

                             WESTPOINT STEVENS INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 1997
                                 (in thousands)

                                                       Historical      Pro Forma        Pro Forma
                                                      Consolidated    Adjustments       Consolidated
                                                      ------------   ------------      --------------
Current Assets
     Cash and cash equivalents                        $     6,087    $   126,000 (1)     $     51,352
                                                                         (80,735)(2)
     Accounts receivable                                  116,559                             116,559
     Inventories                                          368,130                             368,130
     Net assets of business to be sold                    103,538       (103,538)(1)                -
     Prepaid expenses and other current assets             10,798                              10,798
                                                      -----------    -----------         ------------
                     Total current assets                 605,112        (58,273)             546,839

Property, Plant, & Equipment-net                          668,843                             668,843

Other Assets
     Deferred financing fees                               21,170                              21,170
     Prepaid pension and other assets                      36,709                              36,709
     Goodwill                                              31,868                              31,868

                                                      -----------    -----------         ------------
                                                      $ 1,363,702    $   (58,273)        $  1,305,429
                                                      ===========    ===========         ============

Current Liabilities
     Senior Credit Facility                           $   221,824    $   (80,735)(2)     $    141,089
     Accrued interest payable                               6,827                               6,827
     Trade accounts payable                                72,192                              72,192
     Other accounts payable and accrued liabilities       161,547         16,070 (1)          177,617
                                                      -----------    -----------         ------------
                   Total current liabilities              462,390        (64,665)             397,725

Long - Term Debt                                        1,075,000                           1,075,000

Noncurrent liabilities
     Deferred income taxes                                186,044                             186,044
     Other liabilities                                     90,123                              90,123
                                                      -----------    -----------         ------------
                 Total noncurrent liabilities             276,167              -              276,167
                                                      -----------    -----------         ------------

Stockholders' Equity(Deficit)                            (449,855)         6,392 (1)         (443,463)
                                                      -----------    -----------         ------------


                                                      $ 1,363,702    $   (58,273)        $  1,305,429
                                                      ===========    ===========         ============

                             WESTPOINT STEVENS INC.
                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET

(1) Reflects (a) cash proceeds of $126 million from the sale of the Company's Alamac Knit Fabrics subsidiary to Dyersburg Corporation; (b) recording of certain costs and expenses related to the sale; (c) elimination of the net assets of the Alamac Knit Fabrics subsidiary; and (d) gain on sale.

(2) Reflects $80.735 million reduction of the Senior Credit Facility. The Company plans to use approximately $29.2 million of the remaining net sales proceeds to repurchase shares of its outstanding Common Stock under an existing stock buyback program.

                             WESTPOINT STEVENS INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1997
                      (in thousands, except per share data)

                                                          Historical            Pro Forma          Pro Forma
                                                         Consolidated          Adjustments        Consolidated
                                                         -------------        -------------      --------------
Net sales                                                $     752,903                           $      752,903
Cost of goods sold                                             567,460                                  567,460
                                                         -------------        -------------      --------------
             Gross earnings                                    185,443                                  185,443

Selling, general and administrative expenses                   103,822                                  103,822
                                                         -------------        -------------      --------------
             Operating earnings                                 81,621                                   81,621

Interest expense                                                48,710                1,573 (2)          50,283

Other expense-net                                                1,544                                    1,544
                                                         -------------        -------------      --------------
Income from continuing operations
     before income taxes                                        31,367               (1,573)             29,794

Income tax expense                                              11,714                 (552)(2)          11,162
                                                         -------------        -------------      --------------

Income from continuing operations                        $      19,653        $      (1,021)     $       18,632
                                                         =============        =============      ==============



Income per common share from
    continuing operations                                $        0.62                           $         0.59
                                                         =============                           ==============

Average common shares outstanding                               31,652                                   31,652
                                                         =============                           ==============


                             WESTPOINT STEVENS INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          Year Ended December 31, 1996
                      (in thousands, except per share data)

                                                             Historical           Pro Forma           Pro Forma
                                                            Consolidated         Adjustments         Consolidated
                                                           --------------       -------------       --------------
Net sales                                                  $    1,723,814       $    (222,019) (1)  $    1,501,795
Cost of goods sold                                              1,325,904            (196,518) (1)       1,129,386
                                                           --------------       -------------       --------------
             Gross earnings                                       397,910             (25,501)             372,409

Selling, general and administrative expenses                      202,341             (18,450) (1)         183,891
                                                           --------------       -------------       --------------
             Operating earnings                                   195,569              (7,051)             188,518

Interest expense                                                  102,447              (7,942) (1)          97,457
                                                                                        2,952  (2)

Other expense-net                                                   2,757                 219  (1)           2,976
                                                           --------------       -------------       --------------
Income from continuing operations

     before income taxes                                           90,365              (2,280)              88,085

Income tax expense                                                 32,700                 385  (1)          32,016
                                                                                       (1,069) (2)
                                                           --------------       -------------       --------------

Income from continuing operations                          $       57,665              (1,596)      $       56,069
                                                           ==============       =============       ==============



Income  per common share from

   continuing operations                                   $         1.81                           $         1.76
                                                           ==============                           ==============

Average common shares outstanding                                  31,783                                   31,783
                                                           ==============                           ==============

                             WESTPOINT STEVENS INC.
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1) Reflects the elimination of the operating results of the Company's Alamac Knit Fabrics subsidiary; includes intercompany interest expense allocation based on amounts outstanding under the intercompany debt agreement.

(2) Reflects an adjustment to increase interest expense for the difference in the effective interest rate (11%) charged to Alamac Knit Fabrics based on the intercompany debt agreement and the effective interest rate (approximately 7%) for $80.735 million of indebtedness under the Senior Credit Facility which was retired with proceeds from the sale.

(3) The accompanying pro forma condensed consolidated statements of income do not reflect the gain on the sale of Alamac Knit Fabrics. Also, the accompanying pro forma condensed consolidated statements of income do not reflect adjustments for the Company's plan to use a portion of the net sale proceeds (approximately $29.2 million) to repurchase shares of its outstanding Common Stock under an existing stock buyback program. If the Common Stock buyback had occurred as of January 1, 1996, and 1,455,384 shares had been repurchased, pro forma data would be as follows:

                                                   Six
                                               Months Ended         Year Ended
                                               June 30, 1997      December 31, 1996
                                               -------------      -----------------

       Income per common share from
           continuing operations               $         .62      $            1.85
                                               =============      =================

       Average common shares outstanding
                  (in 000's)                          30,196                 30,327
                                               =============      =================

         (c)   Exhibits

               2.1 Stock Purchase Agreement by and among Dyersburg Corporation, as Purchaser, Alamac Sub Holdings Inc., as Seller, AIH Inc. and WestPoint Stevens Inc. dated as of July 15, 1997.

               2.2 Supplemental Agreement relating to Phase II Environmental Investigation among Alamac Sub Holdings Inc., AIH Inc., WestPoint Stevens Inc. and Dyersburg Corporation dated as of July 15, 1997.

               2.3 Amendment to Stock Purchase Agreement among Alamac Sub Holdings Inc., AIH Inc., WestPoint Stevens Inc. and Dyersburg Corporation dated as of August 15, 1997.

               2.4 Supplemental Environmental Indemnity among Alamac Sub Holdings Inc., AIH Inc., WestPoint Stevens Inc. and Dyersburg Corporation dated as of August 20, 1997.

               2.5 Second Supplemental Environmental Indemnity among Alamac Sub Holdings Inc., AIH Inc., WestPoint Stevens Inc. and Dyersburg Corporation dated as of August 27, 1997.

               2.6 Assignment and Assumption Agreement among WestPoint Stevens Inc. (the "Assignor"), Alamac Knit Fabrics,
                     Inc. (the "Assignee") and Dyersburg Corporation dated as of August 27, 1997.

                99   Press Release dated August 27, 1997.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTPOINT STEVENS INC.


Date: September 11, 1997               By: /s/ Christopher N. Zodrow
                                           -------------------------------------
                                           Christopher N. Zodrow
                                           Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit No.:                   Description:                            Page No.:
------------                   ------------                            ---------
2.1               Stock Purchase Agreement by and among Dyersburg
                  Corporation, as Purchaser, Alamac Sub Holdings Inc.,
                  as Seller, AIH Inc. and WestPoint Stevens Inc. dated
                  as of July 15, 1997.

2.2               Supplemental Agreement relating to Phase II
                  Environmental Investigation among Alamac Sub
                  Holdings Inc., AIH Inc., WestPoint Stevens Inc. and
                  Dyersburg Corporation dated as of July 15, 1997.

2.3               Amendment to Stock Purchase Agreement among
                  Alamac Sub Holdings Inc., AIH Inc., WestPoint
                  Stevens Inc. and Dyersburg Corporation dated as of August 15, 1997.

2.4               Supplemental Environmental Indemnity among
                  Alamac Sub Holdings Inc., AIH Inc., WestPoint
                  Stevens Inc. and Dyersburg Corporation dated as of August 20, 1997.

2.5 Second Supplemental Environmental Indemnity among Alamac Sub Holdings Inc., AIH Inc.,
                  WestPoint Stevens Inc. and Dyersburg Corporation dated as of August 27, 1997.

2.6               Assignment and Assumption Agreement among WestPoint
                  Stevens Inc. (the "Assignor"), Alamac Knit Fabrics,
                  Inc. (the "Assignee") and Dyersburg Corporation dated as of August 27, 1997.

99                Press Release dated August 27, 1997.